OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2017
OTHER INCOME, NET
Schedule of components of other income, net

	Years ended December 31,
	2017	2016	2015
	(in thousands)
Foreign exchange gains (loss)	$619	$1,459	$(190)
Gain from the currency translation adjustment	1,703	38	—
Tax reversal for expiration of the statute of limitations(1)	—	807	—
ESA loan impairment(2)	—	—	2,788
ESA loan interest(2)	—	—	1,129
Realized investment gain(3)	—	83	1,529
UiTV loan impairment(4)	—	—	(2,250)
Other	654	361	483

Total	$2,976	$2,748	$3,489

(1)

Previously, when the Company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In 2016, approximately $0.8 million of such tax reserve was released due to expiration of statute of limitations.

(2)

The Company signed the loan agreement to for a total amount of $5.6 million in 2012. In the third quarter of 2015, the Company received $6.0 million, including $1.1 million interest income. Accordingly, $2.8 million reserve was reversed and recorded in Other income (expense), net. Therefore, all principal of the outstanding entrusted loan was collected and the contract was closed.

(3)

The Company received 124,395 shares of Inphi on November 14, 2014 to exchange for the 1% interest in Cortina. Management assessed the shares and classified them as available-for-sale securities and subject to fair value accounting. In the first quarter of 2015, the Company sold the 124,395 shares of Inphi stock for a total cash consideration of $2.4 million, which resulted in a realized gain of $0.6 million in Other Income. In the second quarter of 2015, the Company also received $0.7 million in cash proceeds in connection with the sale of assets that had a $0 net carrying value, resulting in a realized gain in Other Income. In the fourth quarter of 2015, another $0.3 million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income. In the second quarter of 2016, another $0.1million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income.

(4)

The other receivable balance includes loans to UiTV of approximately $2.3 million as of December 31, 2015. UiTV used this amount to purchase Set Top Boxes for the Internet television service in Thailand. Pursuant to the contract, UiTV repays in installments, starting from January of 2015 to July of 2018. The Company has performed an assessment on the need for a valuation reserve due to collectability risk and $2.3 million was reserved as of December 31, 2015.